SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PIMCO Dynamic Credit Income Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

FUNDSOLUTIONS
LINK GROUP network

CLOSED END FUND
PROXY FACT SHEET FOR:
PIMCO DYNAMIC CREDIT INCOME FUND

ANNUAL MEETING IMPORTANT DATES	
Record Date	FEBRUARY 13, 2015
Mail Date	[ ], 2015
Meeting Date	APRIL 30, 2015 @ 10:30 AM EDT
ADDITIONAL INFORMATION	
Ticker Symbol	PCI
Cusip Number	72202D106

ANNUAL MEETING LOCATION	
OFFICES OF PIMCO - 1633 BROADWAY 42nd FLOOR – (BETWEEN WEST 50th & 51st STREETS) NEW YORK, NEW YORK 10019	
CONTACT INFORMATION	
Inbound Line	1-877-536-1558
Website	pimco.com/closedendfunds

What are shareholders being asked to vote on?

1. To elect Trustees of the Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified
   BOARD OF TRUSTEES RECOMMENDATION - FOR

NAME OF NOMINEE	YEAR OF BIRTH	TRUSTEE SINCE
Craig A. Dawson	1968	2014
Bradford K. Gallagher	1944	2013
James A. Jacobson	1945	2013

What was included in the proxy package?

Included in the proxy package were a Notice of Annual Meeting of Shareholders, Proxy Statement, and a Proxy Ballot.

VOTING METHODS

INTERNET: Log on to the website provided on your proxy card and make sure to have your proxy card available when you plan to vote your shares.

TOUCHTONE: To cast your vote by phone, dial the toll-free number on your proxy card make sure to have your proxy card available when you plan to vote your shares.

MAIL: Simply sign, date, and complete the reverse side of your proxy card and return it in the postage paid envelope provided.

IN PERSON: All shareholders as of the record date may attend the Special Meeting for their Fund.

PROXY MATERIALS AVAILABLE ONLINE AT: www.pimco.com/closedendfunds

For Internal Distribution Only Page 1

AST FUNDSOLUTIONS LINK GROUP network PIMCO Dynamic Credit Income Fund Level I Script (Inbound) (CONFIRM RECEIPT OF PROXY MATERIAL) Thank you for calling the PIMCO proxy information line. My name is ______________; how can I help you? (Re-Greet If Necessary) (locate and verify account) RESPONDING TO INITIAL MAILING/REMINDER LETTER: The proxy materials you received were for the PIMCO Dynamic Credit Income Fund annual meeting of shareholders scheduled to take place on April 30, 2015. Have you had the opportunity to review the materials? (Pause for response) RESPONDING TO PHONE CALL/MESSAGE: Can I please have the telephone number we called to locate your account and better assist you? (Locate and verify account) The call was in relation to your current investment in PIMCO Dynamic Credit Income Fund. You were recently sent proxy materials for the annual meeting of shareholders scheduled to take place on April 30, 2015. Have you had the opportunity to review this material? (Pause for response) IF “YES” OR POSITIVE RESPONSE TO HAVING REVIEWED THE INFORMATION: If you’re not able to attend the meeting, I can record your vote by phone. The Board of your Fund is unanimously recommending a vote “FOR” the incumbent Trustees. Would you like to vote along with the recommendations of the Board? (Pause for response) (Review Voting Options If Necessary) IF “NO” OR NEGATIVE RESPONSE TO HAVING REVIEWED THE INFORMATION: I would be happy to review the meeting’s agenda with you and record your vote by phone; however, the Board of your Fund is unanimously recommending a vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board? (Pause for response) (Review Voting Options If Necessary) IF THE SHAREHOLDER WOULD LIKE VOTE RECORDED BY PHONE: If we identify any additional shares you own in PIMCO Dynamic Credit Income Fund before the meeting takes place, would you like to vote those shares in the same manner as well? (Pause For Response) *Confirmation – I am recording your (Recap Voting Instructions). For confirmation purposes: ? Please state your full name. (Pause) ? According to our records, you reside in (city, state, zip code). (Pause) ? To ensure that we have the correct address for the written confirmation, please state your street address. (Pause) Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on this confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.) IF THE SHAREHOLDER WOULD NOT LIKE VOTE RECORDED BY PHONE: I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is important. Please fill out and return your proxy card at your earliest convenience. You can also vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a good (morning, afternoon, evening). FORINTERNALDISTRIBUTIONONLYUpdated2-19-05

AST FUNDSOLUTIONS LINK GROUP network PIMCO Dynamic Credit Income Fund Level I Script (Outboound) (CONFIRM RECEIPT OF PROXY MATERIAL) Good (morning, afternoon, evening), my name is (Agent’s Full Name). May I please speak with (Shareholder’s Full Name)? (Re-Greet If Necessary) I am calling in relation to your current investment in PIMCO Dynamic Credit Income Fund. Have you had the opportunity to review the proxy materials for the special meeting of shareholders scheduled for April 30, 2015 that were sent to you? (Pause for response) IF “YES” OR POSITIVE RESPONSE TO HAVING REVIEWED THE INFORMATION: If you’re not able to attend the meeting, I can record your vote by phone. The Board of your Fund is unanimously recommending a vote “FOR” the incumbent Trustees. Would you like to vote along with the recommendations of the Board? (Pause for response) (Review Voting Options If Necessary) IF “NO” OR NEGATIVE RESPONSE TO HAVING REVIEWED THE INFORMATION: I would be happy to review the meeting’s agenda with you and record your vote by phone; however, the Board has recommended a vote “FOR” the incumbent Trustees. Would you like to vote along with the recommendations of the Board? (Pause for response) (Review Voting Options If Necessary) IF THE SHAREHOLDER WOULD LIKE VOTE RECORDED BY PHONE: If we come across any additional shares you own with PIMCO Dynamic Credit Income Fund before the meeting takes place, would you like to vote those shares in the same manner as well? (Pause For Response) *Confirmation – I am recording your (Recap Voting Instructions). For confirmation purposes: ? Please state your full name. (Pause) ? According to our records, you reside in (city, state, zip code). (Pause) ? To ensure that we have the correct address for the written confirmation, please state your street address. (Pause) Thank you. You will receive written confirmation of your voting instructions within 3 to 5 business days. Once you receive your confirmation, if you have any questions, feel free to contact us at the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening. IF THE SHAREHOLDER WOULD NOT LIKE VOTE RECORDED BY PHONE: I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is important. Please fill out and return your proxy card at your earliest convenience. You can also vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a good (morning, afternoon, evening). FORINTERNALDISTRIBUTIONONLY Updated2-19-15